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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                               -------------------



                                   FORM 8-K/A
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of Earliest Event Reported): January 27, 2004
                                                         ----------------


                               EVANS BANCORP, INC.
                               -------------------
               (Exact name of Registrant as Specified in Charter)

             New York                           0-18539                        16-1332767
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  (State or Other Jurisdiction                (Commission                    (I.R.S. Employer
         of Incorporation)                    File Number)                Identification Number)


14-16 North Main Street, Angola, New York                                         14006
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(Address of Principal Executive Offices)                                        (Zip Code)
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Registrant's telephone number, including area code   (716) 549-1000
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ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
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          (c)   Exhibits.

                99.1   Press Release of Evans Bancorp, Inc. issued February 18,
                       2004

ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION
--------

         On January 27, 2004, Evans Bancorp, Inc. (the "Company") issued a press release setting forth its results of operations and financial condition for the fourth quarter and fiscal year ended December 31, 2003, and on January 28, 2004, filed a Current Report on Form 8-K including a copy of the press release as
Exhibit 99.1. This press release inadvertently reported fourth quarter 2002 and 2002 year-to-date net income per share and shares outstanding which were not adjusted to give retroactive effect to a December 2003 stock dividend. On
February 18, 2004, the Company issued a press release announcing the correction.
The Company is hereby amending the Form 8-K filed on January 28, 2004 to furnish a copy of the February 18, 2004 press release as Exhibit 99.1.

         This information is not "filed" pursuant to the Securities Exchange Act of 1934 and is not incorporated by reference into any registrations under the Securities Act of 1933.

                                   SIGNATURES
                                   ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           EVANS BANCORP, INC.

                                           By:  /s/ James Tilley
                                                --------------------------
                                                James Tilley, President & CEO


Dated:  February 18, 2004




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                                  EXHIBIT INDEX
                                  -------------


EXHIBIT NO.       DESCRIPTION

99.1              February 18, 2004 Press Release